INCOME TAXES (Details 2) - USD ($)	Jun. 30, 2020	Jun. 30, 2019
Deferred tax assets:
Net operating loss carryforward	$ 439,831	$ 152,476
Allowance for doubtful accounts	44,900	46,237
Others	9,087	16,058
Deferred tax assets, gross	493,818	214,771
Less valuation allowance	(439,831)	(152,476)
Total Deferred tax assets	53,987	62,295
Deferred tax liability:
Revenue cutoff	33,244	7,934
Total Deferred tax liability	33,244	7,934
Net Deferred tax assets	$ 20,743	$ 54,361